EXHIBIT 10.1

Schedule of Executive Officers who are Parties
to the Amended and Restated Severance Agreements in the Forms Filed as
Exhibit 10(e) to the Company's Annual Report on Form 10-K
For the Fiscal Year Ended December 31, 2010

Form A of Severance Agreement

John G. Morikis

Form B of Severance Agreement

Joel D. Baxter
Peter J. Ippolito

Form C of Severance Pay Agreement

Jane M. Cronin
Mary L. Garceau
Thomas P. Gilligan
James R. Jaye
Robert F. Lynch
Allen J. Mistysyn
David B. Sewell